For more information:

Eric Miller

Intersections Inc.

703.488.6100

intxinvestorrelations@intersections.com

Intersections Inc. Reports First Quarter 2008 Earnings

CHANTILLY, Va. – May 7, 2008 – Intersections Inc. (NASDAQ: INTX) today announced financial results for the quarter ended March 31, 2008. Revenue for the first quarter of 2008 was $85.9 million, compared to $58.2 million for the quarter ended March 31, 2007 and $77.0 million for the quarter ended December 31, 2007, an increase of 47.6 percent and 11.5 percent, respectively. Net income for the quarter ended March 31, 2008 was $3.4 million, compared to $484 thousand for the quarter ended March 31, 2007 and $3.3 million for the quarter ended December 31, 2007. Diluted earnings per share (“EPS”) were $0.20 for the first quarter of 2008, compared to $0.03 for the first quarter of 2007 and $0.19 for the fourth quarter of 2007.

“The first quarter of 2008 was a strong start to the year. Revenue and gross subscriber additions in the first quarter of 2008 continued the trends recorded in the latter half of 2007,” said Chairman and Chief Executive Officer, Michael Stanfield. “We are pleased with our overall business growth in the quarter, led by increases in direct marketing enrollments and the percentage of revenue coming from direct marketing programs, which creates top line growth and enhances subscriber value in our Consumer Products and Services segment. This top line growth is starting to translate into earnings growth, as reflected in our diluted EPS of $0.20 this quarter. We also are pleased with developments in our business services operations as well as the release of our new Identity Guard® Total Protection service offering and related new marketing campaigns and new corporate and service offering websites at www.intersections.com and www.identityguard.com .”

Our financial results include our Other reporting segment, which includes Captira Analytical LLC, which was acquired on August 7, 2007, and Net Enforcers, Inc., which was acquired on November 30, 2007.

First Quarter 2008 Financial Highlights:

●

Total subscribers increased to approximately 5.6 million as of March 31, 2008, compared to approximately 5.3 million subscribers as of December 31, 2007. Subscriber additions of approximately 1.1 million in the first quarter of 2008 were partially offset by subscriber cancels of 856 thousand.

●	Total revenue for the first quarter of 2008 was $85.9 million compared to $58.2 million for the first quarter of 2007 and $77.0 million for the fourth quarter of 2007.
●

Subscription revenue, net of marketing and commissions associated with subscription revenue, increased to $46.6 million for the first quarter of 2008 from $31.9 million for the first quarter of 2007, and from $41.1 million for the fourth quarter of 2007, an increase of 46.1 percent and 13.2 percent, respectively. Subscription revenue, net of marketing and commissions associated with subscription revenue, is a non-GAAP financial measure that we believe is important to investors and one that we utilize in managing our business as subscription revenue normalizes the effect of changes in the mix of indirect and direct marketing arrangements.

●	In the first quarter of 2008, we acquired membership agreements from Citibank, which is recorded as a customer related intangible asset, for approximately $30.2 million.
●

Income before taxes and minority interest was $5.1 million for the first quarter of 2008, including a loss before taxes and minority interest of $1.4 million for SI, compared to $456 thousand for the first quarter of 2007, which included a loss before taxes and minority interest of $684 thousand for SI. Income before taxes and minority interest was $4.9 million for the fourth quarter of 2007 which included a loss before taxes and minority interest of $1.1 million for SI.

●	Net income was $3.4 million, or $0.20 per diluted share, for the quarter ended March 31, 2008, compared to $484 thousand, or $0.03 per diluted share, for the quarter ended March 31, 2007.
●	Cash flow provided by operations for the quarter ended March 31, 2008, was approximately $15.8 million.
●	In the first quarter of 2008, we increased our long-term debt obligations by $27.6 million to finance the acquisition of Citibank membership agreements.

Intersections’ quarter ended March 31, 2008 results will be discussed in more detail on May 7, 2008 at 5:00 pm EDT via teleconference. A live audio webcast will be available on Intersections’ Web site at www.intersections.com . Participants are encouraged to go to the selected Web site at least 15 minutes in advance to register, download, and install any necessary audio software. This webcast will be archived and available for replay after the teleconference. Additionally, the call will be available for telephonic replay from 7:00 p.m. Wednesday, May 7, 2008 through 5:00 p.m. Monday, May 12, 2008, at 888-.286-8010, or if you are based internationally, at +1-617-801-6888 (Passcode: 22052982).

Statements in this press release relating to future plans, results, performance, expectations, achievements and the like are considered “forward-looking statements.” Those forward-looking statements involve known and unknown risks and are subject to change based on various factors and uncertainties that may cause actual results to differ materially from those expressed or implied by those statements, including without limitation the effect of new subscriber additions. Factors and uncertainties that may cause actual results to differ include but are not limited to the risks disclosed in the Company’s filings with the U.S. Securities and Exchange Commission. The Company undertakes no obligation to revise or update any forward-looking statements.

About Us

Intersections Inc. (NASDAQ: INTX) is a leading global provider of consumer and corporate identity risk management services. Its premier identity theft, privacy, and consumer solutions are designed to provide high value, revenue generating opportunities to its marketing partners, including leading financial institutions, Fortune 100 corporations and other businesses. Intersections also markets full identity theft protection solutions under its brand, IDENTITY GUARD®. Intersections’ consumer identity theft protection services actively safeguard more than 8 million consumers against identity theft.

To address the growing threat of corporate fraud, Intersections and its subsidiaries provide cutting edge identity risk management solutions including:

●

Pre-employment background screening, provided domestically through American Background Information Services, Inc., and internationally through Control Risks Screening Limited (London, United Kingdom) and Control Risks Screening PE (Singapore).

●	Corporate brand protection, provided by Net Enforcers, Inc.
●	Security breach remediation, provided by Intersections to enable companies to respond to security incidents and mitigate potential damage to their employees, customers, and corporate brands.
●	Software and data management, provided by Captira Analytical, LLC to assist the bail bond industry in managing workflow and data requirements.

Learn more at www.intersections.com

INTERSECTIONS INC.

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	Three Months Ended
	March 31,
	(in thousands, except per share data)

	2008	2007

Revenue	$85,894	$58,201
Operating expenses:
Marketing	12,194	7,984
Commissions	18,486	9,642
Cost of revenue	28,500	23,046
General and administrative	16,275	14,244
Depreciation	2,341	2,147
Amortization	2,489	586

Total operating expenses	80,285	57,649

Income from operations	5,609	552
Interest income	98	285
Interest expense	(565)	(338)
Other expense/(income), net	(18)	(43)

Income before income taxes and minority interest	5,124	456

Income tax expense	(2,099)	(184)

Income before minority interest	3,025	272

Minority interest in net loss of Screening International, LLC	414	212

Net income	$3,439	$484

Net income per share - basic	$0.20	$0.03

Net income per share - diluted	$0.20	$0.03

Weighted average common shares outstanding - basic	17,162	16,956
Weighted average common shares outstanding – diluted	17,475	17,400

INTERSECTIONS INC.

CONSOLIDATED BALANCE SHEETS

(Unaudited)

	March 31,	December 31,
ASSETS	2008	2007
	(in thousands)
CURRENT ASSETS:
Cash and cash equivalents	$27,622	$19,780
Accounts receivable, net	23,463	25,471
Prepaid expenses and other current assets	4,675	6,217
Income tax receivable	2,187	4,329
Deferred subscription solicitation costs	24,470	21,912
Total current assets	82,417	77,709

PROPERTY AND EQUIPMENT—Net	17,835	18,817
GOODWILL	77,449	76,506
INTANGIBLE ASSETS—Net	44,542	16,855
OTHER ASSETS	20,052	16,381
TOTAL ASSETS	$242,295	$206,268

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES:
Note payable – current portion	$7,013	$3,346
Note payable to Control Risks Group Ltd	900	900
Capital leases – current portion	872	1,001
Accounts payable	13,915	10,647
Accrued expenses and other current liabilities	16,897	15,187
Accrued payroll and employee benefits	3,189	4,945
Commissions payable	4,687	2,413
Deferred revenue	3,350	2,886
Deferred tax liability – current portion	7,058	6,019
Total current liabilities	57,881	47,344

NOTE PAYABLE - less current portion	44,260	22,347
OBLIGATIONS UNDER CAPITAL LEASES – less current portion	557	699
DERIVATIVE LIABILITY	606	-
OTHER LONG-TERM LIABILITIES	2,465	2,071
DEFERRED TAX LIABILITY – less current portion	8,733	8,935
TOTAL LIABILITIES	$114,502	$81,396

MINORITY INTEREST	9,604	10,024
STOCKHOLDERS’ EQUITY:

Common stock	182	182
Additional paid-in capital	100,221	99,706
Treasury stock	(9,516)	(9,516)
Retained earnings	27,796	24,357
Accumulated other comprehensive income-cash flow hedge relationship	(606)	–
Accumulated other comprehensive income-other	112	119
Total stockholders’ equity	118,189	114,848

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$242,295	$206,268

INTERSECTIONS INC.

CONSOLIDATED STATEMENT OF CASH FLOWS

(Unaudited)

	Three Months Ended March 31,
	2008	2007
	(in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$3,439	$484
Adjustments to reconcile net income to net cash provided by/(used in)
Depreciation	2,357	2,171
Amortization of intangible assets	2,489	586
Amortization of gain from sale leaseback	(16)	(24)
Amortization of debt issuance cost	24	20
Provision for doubtful accounts	4	12
Share based compensation	1,031	552
Amortization of deferred subscription solicitation costs	12,338	6,970
Minority interest in net loss of Screening International, LLC	(414)	(212)
Foreign currency transaction gains, net	(9)	-
Changes in assets and liabilities, net of businesses acquired:
Accounts receivable	2,004	(1,434)
Prepaid expenses and other current assets	1,542	(254)
Income tax receivable	2,142	587
Deferred subscription solicitation costs	(16,466)	(10,074)
Other assets	(931)	(2,860)
Accounts payable	3,237	4,046
Accrued expenses and other current liabilities	1,833	1,303
Accrued payroll and employee benefits	(1,756)	(3,449)
Commissions payable	2,274	130
Deferred revenue	464	(1,896)
Deferred income tax	(202)	(26)
Other long-term liabilities	371	1,977
Net cash provided by/(used in) operating activities	15,755	(1,391)

NET CASH (USED IN)/PROVIDED BY INVESTING ACTIVITIES:
Sale of short term investments	-	5,973
Cash paid in the acquisition of Intersections Insurance Services, Inc.	-	(5)
Cash paid in the acquisition of Net Enforcers, Inc., net of cash received	(805)	-
Cash paid in the acquisition of intangible membership agreements	(30,176)	-
Acquisition of property and equipment	(1,588)	(1,552)
Net cash (used in)/provided by investing activities	(32,569)	(4,416)

NET CASH PROVIDED BY/(USED IN) FINANCING ACTIVITIES:
Cash proceeds from stock options exercised	2	722
Withholding tax payment on vesting of restricted stock units	(517)	-
Proceeds from debt issuance	27,611	-
Debt issuance costs	(133)	-
Repayments on note payable	(2,031)	(1,111)
Note receivable	-	(160)
Capital lease payments	(272)	(327)
Net cash provided by/(used in) financing activities	24,660	(876)

EFFECT OF EXCHANGE RATE ON CASH	(4)	1
INCREASE IN CASH AND CASH EQUIVALENTS	7,842	2,150
CASH AND CASH EQUIVALENTS—Beginning of period	19,780	15,580
CASH AND CASH EQUIVALENTS—End of period	$27,622	$17,730

INTERSECTIONS INC.

OTHER DATA

(Unaudited)

	Three Months Ended March 31,
	(dollars in thousands)
	2008	2007

Subscribers at beginning of period	5,259	4,626
New subscribers – indirect	585	560
New subscribers – direct	562	388
Cancelled subscribers within first 90
days of subscription	(287)	(238)
Cancelled subscribers after first 90
days of subscription	(569)	(650)
Subscribers at end of period	5,550	4,686

Indirect subscribers	62.1%	65.8%
Direct subscribers	37.9	34.2
	100.0%	100.0%

*Cancellations within first 90 days of subscription	25.0%	25.1%
**Cancellations after first 90 days of subscription	29.8%	30.4%

***Overall retention	61.8%	61.6%

Percentage of revenue from indirect marketing
arrangements to total subscription revenue	26.3%	36.7%

Percentage of revenue from direct marketing
arrangements to total subscription revenue	73.7	63.3

Total subscription revenue	100.0%	100.0%

Total revenue	$85,894	$58,201
Revenue from transactional sales	(8,640)	(8,691)
Revenue from lost/stolen credit card registry	(9)	(20)
Subscription revenue	77,245	49,490

Marketing and commissions	30,680	17,626
Commissions paid on transactional sales	(2)	(5)
Commissions paid on lost/stolen credit card registry	(10)	(6)
Marketing and commissions associated with	30,668	17,615
subscription revenue

Subscription revenue, net of marketing and commissions associated with subscription revenue	$46,577	$31,875

* Percentage of cancellation within the first 90 days to new subscribers

** Percentage of the number of subscribers at the beginning of the period plus new subscribers during the period less cancellations within the first 90 days

*** On a rolling 12 month basis by taking subscribers at the end of the period divided by the sum of the subscribers at the beginning of the period plus additions for the period

INTERSECTIONS INC.

OTHER DATA, continued

(Unaudited)

Intersections Inc.

Reconciliation of Non-GAAP Financial Measures

(dollars in thousands, except for per subscriber information)

The table below includes financial information prepared in accordance with accounting principles generally accepted in the United States, or GAAP, as well as other financial measures referred to as non-GAAP financial measures. Consolidated EBITDA before stock based compensation is presented in a manner consistent with the way management evaluates operating results and which management believes is useful to investors and others. An explanation regarding the company’s use of non-GAAP financial measures and a reconciliation of non-GAAP financial measures used by the company to GAAP measures is provided below. These non-GAAP financial measures should be considered in addition to, but not as a substitute for, net income and the other information prepared in accordance with GAAP, and may not be comparable to similarly titled measures reported by other companies.

(1) Consolidated EBITDA before stock based compensation, represents consolidated income before income taxes plus non-cash stock based compensation, depreciation and amortization, investment income (expense), and other income (expense). We believe that the consolidated EBITDA before stock based compensation calculation provides useful information to investors because they are indicators of our operating performance. Consolidated EBITDA before stock based compensation is commonly used as a basis for investors and analysts to evaluate and compare the periodic and future operating performance and value of companies within our industry. Our Board of Directors and management use consolidated EBITDA before stock based compensation to evaluate the operating performance of the company and to make compensation and bonus determinations, and our lenders use consolidated EBITDA before stock based compensation as a measure of our ability to make interest payments and to comply with our debt covenants.

INTERSECTIONS INC.

OTHER DATA, continued

(Unaudited)

The following table reconciles consolidated income before income taxes to consolidated EBITDA before stock based compensation, as defined for the previous five quarters and year-to-date through December 31, 2007. In managing our business, we analyze our performance quarterly on a consolidated income before income tax basis.

	2007				2008
	For the Three Months Ended				For the Three Months Ended
	March 31	June 30	September 30	December 31	March 31

Reconciliation from consolidated income before income taxes to consolidated EBITDA before stock based compensation

Consolidated Income before income taxes	$ 456	$ 1,733	$ 2,696	$ 4,859	$ 5,124
Plus Stock Based Compensation	552	737	737	689	1,031
Plus Depreciation	2,147	2,301	2,222	2,411	2,341
Plus Amortization	586	839	911	1,010	2,489
Investment expense, net	52	116	133	280	467
Other expense/(income)	42	(37)	18	(1,162)	18
Consolidated EBITDA before stock based compensation (1)	$ 3,835	$ 5,689	$ 6,717	$ 8,087	$ 11,470

For the Year Ended December 31,
2007
Reconciliation from consolidated income before income taxes to consolidated EBITDA before stock based compensation

Consolidated Income before income taxes	$9,744
Plus Stock Based Compensation	2,715
Plus Depreciation	9,081
Plus Amortization	3,346
Investment expense, net	581
Other income	(1,139)
Consolidated EBITDA before stock based compensation (1)	$24,328

INTERSECTIONS INC.

OTHER DATA, continued

(Unaudited)

(2) Net Amortization and stock based compensation per share is not a measurement under GAAP, may not be similar to net amortization and stock based compensation per share measures of other companies and should be considered in addition to, but not as a substitute for, the information contained in our statement of operations. We believe that net amortization and stock based compensation per share provides useful information to investors because it is an indicator of operating performance since it excludes items that are not directly attributable to ongoing business operations, as well as a non-cash stock based compensation expense that we are required to record under Statement of Financial Accounting Standards No. 123 (Revised 2004), “Share-Based Payment.” We believe our net amortization and stock based compensation per share calculations are commonly used as some of the bases for investors, analysts and credit rating agencies to evaluate and compare the periodic and future operating performance and value of companies.

The following table provides the consolidated Net Amortization and Stock Based Compensation per Share amount:

	2007				2008
	For the Three Months Ended				For the Three Months Ended
	March 31	June 30	September 30	December 31	March 31

Net amortization and stock based compensation per share

Amortization	$ 586	$ 839	$ 911	$ 1,010	$ 2,489
Stock based compensation	552	737	737	689	1,031
Subtotal	1,138	1,576	1,648	1,699	3,520
Tax effect at 40%	455	630	659	680	1,408
Net amortization and stock based compensation	683	946	989	1,019	2,112
Diluted shares	17,400	17,558	17,560	17,544	17,475
Net amortization and stock based compensation per share (2)	$ 0.04	$ 0.05	$ 0.06	$ 0.06	$ 0.12

INTERSECTIONS INC.

OTHER DATA, continued

(Unaudited)

For the Three Months Ended December 31,
2007
Net amortization and stock based compensation per share
Amortization	$ 3,346
Stock based compensation	2,715
Subtotal	6,061
Tax effect at 40%	2,424
Net amortization and stock based compensation	3,637
Diluted shares	17,479
Net amortization and stock based compensation per share (2)	$ 0.21

The following table provides components of Intersections’ Consumer Products and Services (CPS) segment on a per ending subscriber per quarter basis:

	2007				2008
	For the Three Months Ended				For the Three Months Ended
	March 31	June 30	September 30	December 31	March 31
Per Ending Subscriber per Quarter

Revenue	$11.01	$11.81	$12.86	$13.21	$14.12
Cost of revenue	4.12	4.14	4.52	4.21	4.39
Gross margin (4)(A)	6.89	7.66	8.35	9.00	9.72
Marketing	1.70	1.64	1.90	2.08	2.20
Commissions	2.06	2.51	2.83	3.19	3.33
Revenue less marketing and commissions (4)(B)	7.24	7.65	8.14	7.93	8.59
General and Administrative	2.35	2.30	2.18	2.10	2.03
Stock based compensation	(0.12)	(0.15)	(0.15)	(0.13)	(0.19)
EBITDA before stock based compensation (4)(C)	0.90	1.36	1.59	1.75	2.35

INTERSECTIONS INC.

OTHER DATA, continued

(Unaudited)

Intersections Inc.

Reconciliation of Non-GAAP Financial Measures

(dollars in thousands, except for per subscriber information)

The table above includes financial information prepared in accordance with accounting principles generally accepted in the United States, or GAAP, as well as other financial measures referred to as non-GAAP financial measures. EBITDA before stock based compensation, CPS Gross margin per ending subscriber, CPS Revenue less marketing and commissions per ending subscriber and CPS EBITDA before stock based compensation per ending subscriber are non-GAAP financial measures that are presented in a manner consistent with the way management evaluates operating results, and which management believes is useful to investors and others. An explanation regarding the company’s use of non-GAAP financial measures and a reconciliation of non-GAAP financial measures used by the company to GAAP measures is provided below. These non-GAAP financial measures should be considered in addition to, but not as a substitute for, net income and the other information prepared in accordance with GAAP, and may not be comparable to similarly titled measures reported by other companies.

(3) CPS earnings before interest, tax, depreciation and amortization, or EBITDA before stock based compensation, represents income before income taxes plus non-cash stock based compensation, depreciation and amortization, investment income (expense), and other income (expense) for the CPS segment.

We believe that the EBITDA before stock based compensation calculation provides useful information to investors because they are indicators of our operating performance. EBITDA before stock based compensation is commonly used as a basis for investors and analysts to evaluate and compare the periodic and future operating performance and value of companies within our industry. Our Board of Directors and management use EBITDA before stock based compensation to evaluate the operating performance of the CPS segment and to make compensation and bonus determinations, and our lenders use EBITDA before stock based compensation as a measure of our ability to make interest payments and to comply with our debt covenants.

The following table reconciles income before income taxes to EBITDA before stock based compensation, as defined for the previous five quarters and year-to-date through December 31, 2007. In managing our business, we analyze the performance of our segments quarterly on an income before income tax basis.

INTERSECTIONS INC.

OTHER DATA, continued

(Unaudited)

	2007				2008
	For the Three Months Ended				For the Three Months Ended
	March 31	June 30	September 30	December 31	March 31

CPS reconciliation from income before income taxes to EBITDA before stock based compensation
CPS Income before income taxes	$1,141	$2,999	$4,278	$6,604	$7,398
Stock based compensation	552	737	737	689	1,031
Plus Depreciation	1,954	2,079	1,982	2,129	2,098
Plus Amortization	460	714	713	713	2,065
Investment expense, net	60	121	136	257	451
Other expense/(income)	41	(65)	18	(1,194)	27
EBITDA before stock based compensation (3)	$4,208	$6,585	$7,864	$9,198	$13,070

For the Year Ended December 31,
2007
CPS reconciliation from income before income taxes to EBITDA before stock based compensation
CPS Income before income taxes	$ 15,022
Stock based compensation	2,715
Plus Depreciation	8,144
Plus Amortization	2,600
Investment expense, net	574
Other income	(1,200)
EBITDA before stock based compensation (3)	$ 27,855

INTERSECTIONS INC.

OTHER DATA, continued

(Unaudited)

(4) A. CPS gross margin per ending subscriber represents CPS revenue less cost of revenue divided by the ending number of subscribers. We believe this measure is important to investors because it demonstrates our profitability trend on a per subscriber basis and is one that we use in managing our CPS business because it demonstrates our profitability trend on a per subscriber basis. B. CPS Revenue less marketing and commissions per ending subscriber represents CPS revenue less marketing and commissions divided by the ending number of subscribers. We believe this measure is important to investors and is one that we use in managing our CPS business because it normalizes the effect of changes in the mix of direct and indirect marketing arrangements and it demonstrates our profitability trend on a per subscriber basis. C. CPS EBITDA before stock based compensation per ending subscriber represents CPS EBITDA before stock based compensation (defined in section (1) above) divided by the ending number of subscribers. We believe this measure is important to investors because it demonstrates our profitability trend on a per subscriber basis and is one that we use in managing our CPS business because it demonstrates our profitability trend on a per subscriber basis.

	2007 For the Three Months Ended				2008 For the Three Months Ended
	March 31	June 30	September 30	December 31	March 31
A. CPS Gross Margin per Ending Subscriber
Revenue	$51,577	$57,251	$63,678	$69,462	$78,349
Less Cost of Revenue	19,296	20,094	22,366	22,135	24,381
Gross Margin	32,281	37,157	41,312	47,327	53,968
Ending Subscribers	4,686	4,850	4,950	5,259	5,551
CPS Gross Margin per Ending Subscriber	6.89	7.66	8.35	9.00	9.72
B. CPS Revenue Less Marketing and Commissions per Ending Subscriber
Revenue	$51,577	$57,251	$63,678	$69,462	$78,349
Less:
Marketing	7,984	7,951	9,390	10,960	12,194
Commissions	9,642	12,195	13,992	16,795	18,486
Revenue Less Marketing and Commissions	33,951	37,105	40,296	41,707	47,669
Ending Subscribers	4,686	4,850	4,950	5,259	5,551
CPS Revenue Less Marketing and Commissions per Ending Subscriber	7.24	7.65	8.14	7.93	8.59
C. CPS EBITDA before stock based compensation per Ending Subscriber
EBITDA before stock based compensation	$4,208	$6,585	$7,864	$9,198	$13,070
Ending Subscribers	4,686	4,850	4,950	5,259	5,551
CPS EBITDA before stock based compensation per Ending Subscriber	0.90	1.36	1.59	1.75	2.35

INTERSECTIONS INC.

OTHER DATA, continued

(Unaudited)

For the Year Ended December 31,
2007
A. CPS Gross Margin per Ending Subscriber
Revenue	$241,968
Less Cost of Revenue	83,891
Gross Margin	158,077
Ending Subscribers	5,259
CPS Gross Margin per Ending Subscriber	30.06

B. CPS Revenue Less Marketing and Commissions per Ending Subscriber
Revenue	$241,968
Less:
Marketing	36,285
Commissions	52,624
Revenue Less Marketing and Commissions	153,059
Ending Subscribers	5,259
CPS Revenue Less Marketing and Commissions per Ending Subscriber	29.10

C. CPS EBITDA before stock based compensation per Ending Subscriber
EBITDA before stock based compensation	$27,855
Ending Subscribers	5,259
CPS EBITDA before stock based compensation per Ending Subscriber	5.30

Contact:

Intersections Inc.

Eric Miller

(703) 488-6100

intxinvestorrelations@intersections.com